UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 7, 2024

KIMCO REALTY CORPORATION
KIMCO REALTY OP, LLC
(Exact Name of registrant as specified in its charter)

Maryland (Kimco Realty Corporation)	1-10899	13-2744380
Delaware (Kimco Realty OP, LLC)	333-269102-01	92-1489725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 N. Broadway
Suite 201
Jericho, NY 11753
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Kimco Realty Corporation
Title of each class	Trading Symbol(s)	Name of each exchange on
which registered
Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 7.250% Class N Cumulative Convertible Perpetual Preferred Stock, $1.00 par value per share.	KIMprN	New York Stock Exchange

Kimco Realty OP, LLC
Title of each class	Trading Symbol(s)	Name of each exchange on
which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
Kimco Realty Corporation Yes ☐ No ☒	Kimco Realty OP, LLC Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kimco Realty Corporation ☐	Kimco Realty OP, LLC ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Kimco Realty Corporation, a Maryland corporation (the “Company”), was held on May 7, 2024. The Company previously filed with the Securities and Exchange Commission the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) and related materials pertaining to this meeting. On the record date of March 12, 2024, there were 674,132,859 shares of common stock, par value $.01 per share, outstanding and eligible to vote.

Proposal 1: Election of Directors

Elected the following eight nominees to the Board of Directors (the “Board”) of the Company to serve as directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Milton Cooper	560,344,711	18,465,823	276,054	39,406,468
Philip E. Coviello	544,358,619	34,357,008	370,961	39,406,468
Conor C. Flynn	572,621,318	6,206,812	258,458	39,406,468
Frank Lourenso	512,224,919	66,595,804	265,865	39,406,468
Henry Moniz	550,513,361	28,314,410	258,817	39,406,468
Mary Hogan Preusse	447,650,482	131,186,760	249,346	39,406,468
Valerie Richardson	548,408,435	30,430,240	247,913	39,406,468
Richard B. Saltzman	507,000,667	71,826,104	259,817	39,406,468

Proposal 2: Advisory Resolution to Approve the Company’s Executive Compensation

Approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis and the accompanying tables in the Proxy Statement. There were 554,627,280 votes for the proposal; 23,855,548 votes against the proposal; 603,760 abstentions; and 39,406,468 broker non-votes.

Proposal 3: Amendment of Charter to Increase Number of Authorized Shares of Stock

Approved the amendment to the Company’s charter to increase the number of authorized shares of stock as described in the Proxy Statement. There were 542,362,977 votes for the proposal; 36,344,661 votes against the proposal; 378,950 abstentions; and 39,406,468 broker non-votes.

Proposal 4: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2024. There were 576,497,117 votes for the proposal; 41,737,490 votes against the proposal; 258,449 abstentions; and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 9, 2024
KIMCO REALTY CORPORATION

	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer

KIMCO REALTY OP, LLC
By:	KIMCO REALTY CORPORATION, Managing Member

By:	/s/ Glenn G. Cohen
	Name:	Glenn G. Cohen
	Title:	Chief Financial Officer